Care and Maintenance Expense	12 Months Ended
Dec. 31, 2021
Care and Maintenance [Abstract]
Care and Maintenance	CARE AND MAINTENANCE EXPENSE
During the year ended December 31, 2021, the Company incurred total care and maintenance costs of $15.3 million (2020 – $65.0 million).
Included in care and maintenance costs for the year ended December 31, 2021 were $14.2 million incurred at Los Filos resulting from a delayed restart in the first quarter of 2021 from the community blockade as described below that lifted in December 2020 and the temporary suspension of operations resulting from a community blockade in July 2021.
23. CARE AND MAINTENANCE EXPENSE (CONTINUED)Included in care and maintenance costs for the year ended December 31, 2020 were $18.2 million in mine standby costs resulting from government mandated shutdowns due to the COVID-19 pandemic at the Company's operations in Mexico ($15.3 million) and certain of its operations in Brazil ($2.9 million). In addition, the Company temporarily suspended operations at Los Filos in September 2020 as a result of a community blockade and incurred $44.6 million in care and maintenance costs during the temporary suspension until operations resumed on December 23, 2020. The Company also incurred $2.2 million in care and maintenance costs at Santa Luz prior to approval of construction by the Company's Board of Directors on November 9, 2020.